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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )
  Filed by the Registrant |X|
  Filed by a Party other than the Registrant | |
  Check the appropriate box:
  | | Preliminary Proxy Statement         | | Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
  | | Definitive Proxy Statement
  | | Definitive Additional Materials
  |X|  Soliciting Material Under Rule 14a-12

                        CIRCLE INTERNATIONAL GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X| No fee required.
  | | Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
  (1) Title of each class of securities to which transaction applies:

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      (2)  Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)  Proposed maximum aggregate value of transaction:

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      (5)  Total fee paid:

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      | |  Fee paid previously with preliminary materials:

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      | |  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

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      (2)  Form, Schedule or Registration Statement no.:

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      (3)  Filing Party:

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      (4)  Date Filed:
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           Circle International Group, Inc. ("Circle") and certain other persons named below may be deemed to be participants in the solicitation of proxies in respect of the proposed merger (the "Merger") of EGL Delaware I, Inc., a Delaware corporation ("Merger Sub") and wholly-owned subsidiary of EGL, Inc. ("EGL"), with and into Circle, and the issuance of shares of common stock, par value $.001 per share, of EGL, in connection therewith, pursuant to the Agreement and Plan of Merger, dated as of July 2, 2000, by and among EGL, Merger Sub and Circle. The participants in this solicitation may include the directors of Circle: Peter Gibert (Interim Chairman and Chief Executive Officer); Wesley J. Fastiff; Edwin J. Holman; John M. Kaiser; and Ray C. Robinson, and the following officers and employees of Circle: Janice Kerti (Senior Vice President, Chief Financial Officer and Treasurer), Robert H. Kennis (Senior Vice President, Secretary and General Counsel), Rae Fawcett (Senior Vice President, Human Resources), Gary N. Frantz (Director, Public Relations) and John Kopshever (Director, Corporate Marketing and Business Development). With the exception of Mr. Gibert, who beneficially owns approximately 6.4% of Circle's common stock, and Mr. Robinson, who beneficially owns approximately 9.7% of Circle's common stock, none of the foregoing participants beneficially own individually in excess of 1% of Circle's common stock. Not counting Mr. Gibert and Mr. Robinson, the participants, in the aggregate, beneficially own approximately 1.5% of Circle's common stock. The ownership information is as of February 29, 2000. Under the Company's stock option plans and other employment agreements maintained by Circle, certain benefits may become vested or accelerated in connection with the Merger with respect to Mr. Kennis, Ms Kerti, Ms. Fawcett, Mr. Frantz and Mr. Kopshever. The Merger Agreement provides that EGL will take such action as may be necessary to cause the election or appointment of Peter Gibert as a director of EGL as of the effective time of the Merger and that options for Circle common stock outstanding at the effective time of the Merger will be assumed by EGL.